                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 ______________


                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      February 27, 1998
                                                      -----------------


                         Central Garden & Pet Company
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    0-20242                68-0275553
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(State or other jurisdiction      (Commission File          (IRS Employer
     of incorporation)                 Number)           Identification No.)



3697 Mt. Diablo Boulevard, Lafayette, California             94549
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code     (510) 283-4573
                                                       -------------------------

                                 Inapplicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


Exhibit Index located on page 4

          The purpose of this Form 8-K/A is to amend the Form 8-K, which was filed on March 11, 1998, to provide the required financial statements.

Item 7.        Financial Statement and Exhibits
               --------------------------------

               (a)(1) Financial Statements of Pennington Seed, Inc. are attached as Exhibit 1.4 hereto.

               (a)(2) Independent Auditors' Reports are included in Exhibit 1.4 hereto.

               (b)(1) Pro Forma Financial Information is attached as Exhibit 1.5 hereto.

               (c)    See attached Exhibit Index.

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

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CENTRAL GARDEN & PET COMPANY



                              By /s/ Robert B. Jones
                                 -------------------
                                 Robert B. Jones, Vice President
                                 and Chief Financial Officer

Dated:  May ____, 1998

                                 EXHIBIT INDEX

Number         Exhibit
------         -------
1.1            Agreement and Plan of Reorganization dated as of February 17,
               1998 among Pennington Seed, Inc., the Stockholders of Pennington
               Seed, Inc., Central Garden & Pet Company and PS Sub, Inc. (the
               "Merger Agreement").*

1.2            Amendment No. 1 to the Merger Agreement dated February 27, 1998.*

1.3            Press Release dated March 4, 1998.*

1.4            Financial Statements of Pennington Seed, Inc. (including
               Independent Auditors' Reports).

1.5            Pro Forma Financial Information.

1.6            Consent of Independent Public Accountants (Arthur Andersen LLP).

1.7            Consent of Independent Accountants (Price Waterhouse LLP).

--------

* Incorporated by reference to Exhibits 99.1, 99.2 and 99.3, respectively, of the Company's Form 8-K Current Report filed on March 11, 1998.

                                       4